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                                                                    EXHIBIT 10.3

                      METAWAVE COMMUNICATIONS CORPORATION

                            1998 STOCK OPTION PLAN

     1. Purposes of the Plan. The purposes of this 1998 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

     2.   Definitions.  As used herein, the following definitions shall apply:

          (a) "Administrator" means the Board or its Committee appointed pursuant to Section 4 of the Plan.

          (b) "Affiliate" means an entity other than a Subsidiary (as defined below) in which the Company owns an equity interest.

          (c) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any Stock Exchange rules or regulations and the applicable laws of any other country or jurisdiction where Options are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

          (d)  "Board" means the Board of Directors of the Company.

          (e) "Cause" means the commission of any act of fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Company or any Parent or Subsidiary, or any other intentional misconduct by such person adversely affecting the business or affairs of the Company or any Parent or Subsidiary in a material manner. The determination as to whether an Optionee is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Optionee. The foregoing definition does not in any way limit the Company's ability to terminate an Optionee's service relationship at any time as provided in Section 5(c) below, and the term Company shall include any Subsidiary, Parent, Affiliate or successor thereto, if appropriate.

          (f)  "Code" means the Internal Revenue Code of 1986, as amended.

          (g) "Committee" means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 below.

          (h)  "Common Stock" means the Common Stock of the Company.

          (i) "Company" means Metawave Communications Corporation, a Delaware corporation.
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          (j)  "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any Director of the Company whether compensated for such services or not.

          (k) "Continuous Status as an Employee or Consultant" means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave;
(iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or their respective successors. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Status as an Employee or Consultant.

          (l)  "Control Transaction" means:

          (i) any merger, consolidation, or statutory or contractual share exchange in which there is no group of persons who held a majority of the outstanding Common Stock immediately prior to the transaction who continue to hold, immediately following the transaction, at least a majority of the combined voting power of the outstanding shares of that class of capital stock (herein, "Voting Stock") which ordinarily (and apart from rights accruing under special circumstances) has the right to vote in the election of Directors of the Company (or of any other corporation or entity whose securities are issued in such transaction wholly or partially in exchange for Common Stock);

               (ii) any liquidation or dissolution of the Company;

               (iii) any transaction (or series of related transactions) involving the sale, lease, exchange or other transfer not in the ordinary course of business of all, or substantially all, of the assets of the Company; or

          (iv) any transaction (or series of related transactions) in which any person (including, without limitation, any natural person, any corporation or other legal entity, and any person as defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act, other than the Company or any employee benefit plan sponsored by the Company):

               (A) purchases any Common Stock (or securities convertible into Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer subject to the requirements of the Exchange Act, or

               (B) directly or indirectly becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company which, when aggregated with such person's beneficial ownership prior to such transaction, either (x) represent 30% or more (50% or more if the Company is not then subject to the requirements of the

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Exchange Act) (the "Control Percentage") of the combined voting power of the then outstanding Voting Stock of the Company, or (y) if such person's beneficial ownership prior to such transaction already exceeded the applicable Control Percentage, result in an increase in such holder's beneficial ownership percentage (all such percentages being calculated as provided in Rule 13d-3(d) under the Exchange Act with respect to rights to acquire the Company's securities).

               All references in this definition to specific sections of or rules promulgated under the Exchange Act shall apply whether or not the Company is then subject to the requirements of the Exchange Act.

          (m)  "Director" means a member of the Board.

          (n) "Employee" means any person, including Officers, Named Executives and Directors, employed by the Company or any Parent or Subsidiary of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code. The payment of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

          (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (p) "Fair Market Value" means, as of any date, the fair market value of the Common Stock, as determined by the Administrator in good faith on such basis as it deems appropriate and applied consistently with respect to Participants. Whenever possible, the determination of Fair Market Value shall be based upon the closing price for the Shares as reported in the Wall Street Journal for the applicable date.

          (q) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable written option agreement.

          (r) "Involuntary Termination" means termination of an Optionee's Continuous Status as an Employee or Consultant under the following circumstances: (i) termination without Cause by the Company or a Subsidiary, Parent, Affiliate or successor thereto, as appropriate; or (ii) voluntary termination by the Optionee within 60 days following (A) a material reduction in the Optionee's job responsibilities, provided that neither a mere change in title alone nor reassignment following a Control Transaction to a position that is substantially similar to the position held prior to the Control Transaction shall constitute a material reduction in job responsibilities; (B) relocation by the Company or a Subsidiary, Parent, Affiliate or successor thereto, as appropriate, of the Optionee's work site to a facility or location more than 50 miles from the Optionee's principal work site for the Company at the time of the Control Transaction; or (C) a reduction in Optionee's then-current total compensation by at least 15%, provided that an across-the-board reduction in the salary level of all other employees or consultants in positions similar to the Optionee's by the same percentage amount as part of a general salary level reduction shall not constitute such a salary reduction.

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          (s)  "Listed Security" means any security of the Company that is listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

          (t) "Named Executive" means any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

          (u) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable written option agreement.

          (v)  "Option" means a stock option granted pursuant to the Plan.

          (w)  "Optioned Stock" means the Common Stock subject to an Option.

          (x) "Optionee" means an Employee or Consultant who receives an Option.

          (y) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

          (z)  "Plan" means this 1998 Stock Option Plan.

          (aa) "Reporting Person" means an officer, Director, or greater than ten percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

          (bb) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as the same may be amended from time to time, or any successor provision.

          (cc) "Share" means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

          (dd) "Stock Exchange" means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

          (ee) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

          (ff) "Ten Percent Holder" means a person who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

     3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares that may be optioned and sold under the Plan is

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1,763,369 shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any shares of Common Stock which are retained by the Company upon exercise of an Option in order to satisfy any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available under the Plan. Shares repurchased by the Company pursuant to any repurchase right which the Company may have shall not be available for future grant under the Plan.

     4.   Administration of the Plan.

          (a) General. The Plan shall be administered by the Board or a Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by the Applicable Laws, the Board may authorize one or more officers to make awards under the Plan.

          (b) Committee Composition. If a Committee has been appointed pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan in accordance with the requirements of Rule 16b-3 or Section 162(m) of the Code, to the extent permitted or required by such provisions.

          (c) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any Stock Exchange, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(p) of the Plan;

               (ii) to select the Consultants and Employees to whom Options may from time to time be granted hereunder;

               (iii) to determine whether and to what extent Options or any combination thereof are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each such option granted hereunder;

               (v)   to approve forms of agreement for use under the Plan;

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               (vi)  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any option granted hereunder;

               (vii) to determine whether and under what circumstances an Option may be settled in cash under Section 10(h) instead of Common Stock;

               (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

               (ix) to construe and interpret the terms of the Plan and Options granted under the Plan; and

               (x) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options to participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

          (d) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all holders of Options.

     5.   Eligibility.

          (a) Recipients of Grants. Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees; provided, however, that Employees of an Affiliate shall not be eligible to receive Incentive Stock Options. An Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted additional Options.

          (b) Type of Option. Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

          (c) Employment Relationship. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with such Optionee's right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

     6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company as

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described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 of the Plan.

     7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, is a Ten Percent Holder, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8. Limitation on Grants to Employees. Subject to adjustment as provided in this Plan, the maximum number of Shares which may be subject to options granted to any one Employee under this Plan for any fiscal year of the Company shall be 566,666. This Section 8 shall not apply prior to the date upon which the Company becomes subject to the Exchange Act and following such date, shall not apply until the (i) earliest of: (A) the first material modification of the Plan (including any increase to the number of shares reserved for issuance under the Plan in accordance with Section 3); (B) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (C) the expiration of the Plan; or (D) the first meeting of stockholders at which Directors are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of any equity security under Section 12 of the Exchange Act; or (ii) such other date required by
Section 162(m) of the Code and the rules and regulations promulgated thereunder.

     9.   Option Exercise Price and Consideration.

          (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

               (i)  In the case of an Incentive Stock Option that is:

                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option that is granted prior to the date, if any, on which the Common Stock becomes a Listed Security:

                    (A) to a person who, at the time of the grant of such Option, is a Named Executive Officer the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of the grant.

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                    (B)  to any person other than a Named Executive Officer, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

               (iii) In the case of a Nonstatutory Stock Option that is granted on or after the date, if any, on which the Common Stock becomes a Listed Security to any person the per Share exercise price shall be such price as is determined by the Administrator; provided that if such eligible person is a Named Executive of the Company at the time of the Option grant, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the grant date if the Option is intended to qualify as performance-based compensation under Section 162(m) of the Code.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash; (2) check; (3) promissory note (subject to the provisions of Section 153 of the Delaware General Corporation Law); (4) other Shares that (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings [were not acquired, directly or indirectly from the Company], and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised; (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable income or employment taxes; or (7) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     10.  Exercise of Option.

          (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

               An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect

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to the Optioned Stock, not withstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Employment or Consulting Relationship. Subject to Sections 10(c) and (d), in the event of termination of an Optionee's Continuous Status as an Employee or Consultant with the Company, such Optionee may, but only within three (3) months (or such other period of time not less than thirty
(30) days as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding three (3) months) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate. No termination shall be deemed to occur and this Section 10(b) shall not apply if
(i) the Optionee is a Consultant who becomes an Employee; or (ii) the Optionee is an Employee who becomes a Consultant.

          (c)  Disability of Optionee. Notwithstanding Section 10(b) above,

               (i) In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (within the meaning of Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

               (ii) In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of a disability which does not fall within the meaning of total and permanent disability (as set forth in Section 22(e)(3) of the Code), Optionee may, but only within six (6) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. However, to the extent that such Optionee fails to exercise an Option which is an Incentive Stock Option ("ISO") (within the meaning of Section 422 of the Code) within three (3) months of the date of such termination, the Option will not qualify for ISO treatment under the Code. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within six months (6) from the date of termination, the Option shall terminate.

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          (d)  Death of Optionee.  Notwithstanding Section 10(b) above, in the event of the death of an Optionee during the period of Continuous Status as an Employee or Consultant since the date of grant of the Option, or within thirty
(30) days following termination of Optionee's Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death or, if earlier, the date of termination of Optionee's Continuous Status as an Employee or Consultant. To the extent that Optionee was not entitled to exercise the Option at the date of death or termination, as the case may be, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (e) Extension of Exercise Period. The Administrator shall have full power and authority to extend the period of time for which an option is to remain exercisable following termination of an Optionee's Continuous Status as an Employee or Consultant from the periods set forth in Sections 10(b), 10(c) and 10(d) above or in the Option Agreement to such greater time as the Board shall deem appropriate, provided, that in no event shall such option be exercisable later than the date of expiration of the term of such Option as set forth in the Option Agreement.

          (f) Termination for Cause. Notwithstanding Sections 10(b), (c), (d) and (e) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant for Cause, all outstanding Options held by the Optionee shall terminate immediately and cease to be outstanding.

          (g) Rule 16b-3. Options granted to Reporting Persons shall comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption for Plan transactions.

          (h) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     11. Withholding Taxes. As a condition to the exercise of Options granted hereunder, the Optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise, receipt or vesting of such Option. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

     12. Stock Withholding to Satisfy Withholding Tax Obligations. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may

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satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash payment, or (b) out of Optionee's current compensation, (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (ii) have a fair market value on the date of surrender equal to or less than the amount required to be withheld in connection with Optionee's exercise of the Option, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, if any, that number of Shares having a fair market value equal to the amount required to be withheld. If the Administrator allows the withholding or surrender of Shares to satisfy an Optionee's withholding obligations under this
Section 12, the Administrator shall not allow Shares to be withheld or surrendered in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

          Any surrender by a Reporting Person of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3.

          All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (a)  the election must be made on or prior to the applicable Tax Date;

          (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made; and

          (c) all elections shall be subject to the consent or disapproval of the Administrator.

          In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     13. Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions.

          (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares of Common Stock covered by each outstanding Option, and the number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, the maximum number of Shares of Common Stock for which Options may be granted to any employee under Section 8 of

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

the Plan, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

          (c)  Control Transaction.

               (i) The Company shall provide each Optionee with notice of the pendency of any Control Transaction (i) at least thirty (30) days prior to the expected date of consummation of a Control Transaction that has been approved or recommended by the Board, or (ii) promptly after the Board becomes aware of the pendency or occurrence of a proposed or completed Control Transaction that has not been approved or recommended by the Board.

               (ii) Each Optionee shall be entitled to exercise the vested portion of the Option at any time prior to consummation of a Control Transaction. If the terms of the Option prescribe a time-based vesting schedule, the Optionee shall, conditioned upon consummation of the Control Transaction and upon the Optionee's remaining employed by the Company through the date of such consummation, be entitled to accelerated vesting credit equal to either twelve months or twenty-four months of additional vesting beyond that otherwise scheduled, based on whether he or she has been employed by the Company less than two years, or two years or more, respectively, as of the date of such consummation; provided, however, that the acceleration provided for above shall not apply with respect to any Option which is assumed by or as to which the acquiring person or the surviving corporation, as the case may be (the "Successor"), provides for the substitution of a new option on terms which are, as nearly as practicable, the financial equivalent of the Option (taking into account the consideration for which the Common Stock is to be exchanged in the Control Transaction).

               (iii) Any exercise may be made contingent upon consummation of a Control Transaction if so elected by the Optionee in his or her notice of exercise, and must be made contingent upon such consummation with respect to the exercise of any portion of an Option entitled to accelerated vesting under the second sentence of Section 13(c)(ii) above.

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

               (iv) Upon consummation of a Control Transaction that has been approved or recommended by the Board, all unexercised Options shall expire, except to the extent that they are assumed or replaced with equivalent awards pursuant to the second sentence of Section 13(c)(ii) above.

               (v) Following a Control Transaction in which outstanding awards were assumed or substituted with equivalent awards by the Successor, in the event an Optionee's service relationship with the Company and or the Successor is involuntarily terminated without Cause in connection with, or within 6 months following consummation of, the transaction, then the vesting and exercisability (or lapse of any applicable repurchase right) applicable to any assumed or substituted Option held by such Optionee at the time of termination shall accelerate as to the number of Shares that would otherwise have vested and been exercisable (or as to which the repurchase right would have lapsed) as of the date 12 months, in the case of an Optionee who has been in a service relationship with the Company and/or the Successor for less than 2 years from the date of termination of that relationship, or 24 months, in the case of an Optionee who has been in a service relationship with the Company and/or the Successor for at least 2 years as of such date, in each case assuming the Optionee had remained in Continuous Status as an Employee or Consultant for such 12 or 24 month period; provided that the vesting and exercisability (or lapse of any repurchase right) of assumed or substituted awards held by a person who was a Reporting Person immediately prior to consummation of the Control Transaction shall accelerate in full without regard to the length of such person's service relationship with the Company and/or the Successor if that relationship is Involuntarily Terminated in connection with, or within 6 months following consummation of, the Control Transaction. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Optionee's termination.

               (vi) For purposes of this Section 13(c), an Option shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Control Transaction, each Optionee would be entitled to receive upon exercise of an Option the same number and kind of shares of stock or the same amount of property, cash or securities as such Optionee would have been entitled to receive upon the occurrence of the transaction if the Optionee had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the Option at such time (after giving effect to any adjustments in the number of Shares covered by the Option as provided for in this Section 13); provided that if such consideration received in the transaction is not solely common stock of the Successor, the Administrator may, with the consent of the Successor, provide for the consideration to be received upon exercise of the Option to be solely common stock of the Successor equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

          (d) Certain Distributions. In the event of any distribution to the Company's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

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

     14.  Non-Transferability of Options.

          (a) General. Except as set forth in this Section 14, Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by an Optionee will not constitute a transfer.

          (b) Limited Transferability Rights. Notwithstanding anything else in this Section 14, prior to the date, if any, on which the Common Stock becomes a Listed Security, the Administrator may in its discretion grant Nonstatutory Stock Options that may be transferred by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift to "Immediate Family" (as defined below), on such terms and conditions as the Administrator deems appropriate. Following the date, if any, on which the Common Stock becomes a Listed Security, the Administrator may in its discretion grant transferable Nonstatutory Stock Options pursuant to Option Agreements specifying the manner in which such Nonstatutory Stock Options are transferable. "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

     15. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board; provided however that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee's employment relationship with the Company. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     16.  Amendment and Termination of the Plan.

          (a) Authority to Amend or Terminate. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made that would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 or with Sections 162(m) and 422 of the Code (or any other applicable law or regulation, including the requirements of any Stock Exchange), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) Effect of Amendment or Termination. No amendment or termination of the Plan shall adversely affect Options already granted, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     17. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such

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

Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any Stock Exchange and shall be further subject to the approval of counsel to the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

     18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     19. Agreements. Options shall be evidenced by written agreements in such form as the Administrator shall approve from time to time.

     20.  Stockholder Approval.

          (a) Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under the Applicable Laws. All Options issued under the Plan shall become void in the event such approval is not obtained.

          (b) In the event that the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the stockholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

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